UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Filed Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2002

INTERSTATE HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14331	52-2101815
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1010 Wisconsin Avenue, N.W.
Washington, D.C. 20007
(Address of principal executive offices)

Registrant’s telephone number, including area code: (202) 965-4455

Item 4. Changes in Registrant’s Certifying Accountant.

Interstate Hotels & Resorts, Inc. (formerly known as MeriStar Hotels & Resorts, Inc.) (the Registrant) and Interstate Hotels Corporation entered into an Agreement and Plan of Merger, dated May 1, 2002 and as amended on June 3, 2002 (the Merger Agreement), pursuant to which Interstate Hotels Corporation merged with and into the Registrant (the Merger). On July 31, 2002, after receiving the required stockholder approvals, pursuant to the Merger Agreement, the Registrant and Interstate Hotels Corporation completed the Merger. As a result of the Merger and in accordance with the provisions of Statements of Financial Accounting Standards No. 141, “Business Combinations,” Interstate Hotels Corporation is considered the acquiring enterprise for financial reporting purposes. The Merger has been accounted for as a reverse acquisition with Interstate Hotels Corporation as the accounting acquiror, and the Registrant as the surviving company. At the date of the Merger, PricewaterhouseCoopers LLP (PwC) were the independent auditors for Interstate Hotels Corporation, and KPMG LLP (KPMG) were the independent auditors for MeriStar Hotels & Resorts, Inc.

On October 4, 2002, upon the recommendation of our Audit Committee, the Board of Directors dismissed PwC as Interstate Hotels Corporation’s independent auditors and appointed KPMG to serve as Interstate Hotels & Resorts, Inc.’s independent auditors for the current fiscal year ending on December 31, 2002.

PwC’s reports on Interstate Hotels Corporation’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of Interstate Hotels Corporation’s two most recent fiscal years and through the date of this report, there were: (i) no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S–K.

We have provided PwC with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of PwC’s letter, dated October 10, 2002, stating its agreement with such statements.

During each of Interstate Hotels Corporation’s two most recent fiscal years and through the date of this report, Interstate Hotels Corporation did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Interstate Hotels Corporation’s consolidated financial statements, or any other matters or reportable events as set on Items 304(a)(2)(i) and (ii) of Regulation S–K.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

Exhibit16 — Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 10, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

INTERSTATE HOTELS & RESORTS, INC.

Date: October 10, 2002	By: /s/ James A. Calder James A. Calder Chief Financial Officer